SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant |_|

Filed by a party other than the Registrant  |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Common Only (as permitted by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              GLACIER BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 12a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

                    MARCH 31, 2000

                                 March 31, 2000

Dear Fellow Stockholder:

      You are cordially invited to attend the Annual Meeting ("Annual Meeting") of Stockholders of Glacier Bancorp, Inc., a Delaware corporation and bank holding company. The Annual Meeting will be held on Wednesday, April 26, 2000, at 9:00 a.m. local time, in The Stage Room at The Outlaw Inn, 1701 Highway 93 South, Kalispell, Montana.

      It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in Glacier Bancorp, Inc. are sincerely appreciated.

                                   Sincerely,

          John S. MacMillan                           Michael J. Blodnick
          Chairman                                    President and Chief
                                                      Executive Officer

                              GLACIER BANCORP, INC.
                                 49 Commons Loop
                            Kalispell, Montana 59901
                                 (406) 756-4200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2000

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Glacier Bancorp, Inc. (the "Company") will be held at The Stage Room of The Outlaw Inn, 1701 Highway 93 South, Kalispell, Montana, on Wednesday, April 26, 2000, at 9:00 a.m., local time, for the following purposes:

      1. ELECTION OF DIRECTORS. To elect four directors of the Company for a three-year term and until their successors are elected and have qualified.

      2. AMENDMENT TO THE CERTIFICATE OF INCORPORATION. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 15 million to 50 million, as more fully outlined in the accompanying proxy statement.

      3. OTHER MATTERS. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

      The Board of Directors of the Company has fixed March 7, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournment of such meeting.

                                      By Order of the Board of Directors


                                      James H. Strosahl
                                      Secretary

March 31, 2000
Kalispell, Montana

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                              GLACIER BANCORP, INC.
                                 49 Commons Loop
                            Kalispell, Montana 59901
                                 (406) 756-4200

                                 PROXY STATEMENT

General

      Date, Time and Place of Meeting. This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 31, 2000, for use in connection with the annual meeting of shareholders ("Annual Meeting") of Glacier Bancorp, Inc. (the "Company") to be held on Wednesday, April 26, 2000. Only those shareholders of record at the close of business on March 7, 2000 ("Voting Record Date"), are entitled to vote. The number of shares of the Company's $0.01 par value common stock ("Common Stock"), outstanding on the Voting Record Date and entitled to vote at the Annual Meeting is 10,397,541.

      Solicitation of Proxies. The enclosed Proxy is solicited by and on behalf of the Company's board of directors ("Board"), with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company and its subsidiaries, Glacier Bank, Glacier Bank of Whitefish ("GBW"), Glacier Bank of Eureka ("GBE"), First Security Bank of Missoula ("FSB"), Valley Bank of Helena ("VB"), Big Sky Western Bank ("Big Sky"), and Mountain West Bank ("MWB") (collectively, the "Subsidiaries"). Solicitation may be made through the mail, or by telephone, facsimile, or personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees, and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

      Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

Voting Rights

      Voting on Matters Presented. The four nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the proposal to approve the amendment to the Certificate of Incorporation, stockholders may vote for the proposal, against the proposal or may abstain from voting. The affirmative vote of at least a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for the approval to amend the Certificate of Incorporation. Holders of record of the Common Stock will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.

      Voting of Proxies. Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted (i) FOR the election of all of the nominees for director; (ii) FOR the amendment to the Certificate of Incorporation, and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. A stockholder of the Company who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Corporate Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, Attention: Corporate Secretary. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy.

      Voting of Proxies by Beneficial Holder. If your shares are held by a bank, broker or other holder of record and you want to attend the meeting and vote in person, you will need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 7, 2000, the record date.

Recent Developments

      Acquisition of Mountain West Bank

      Effective February 4, 2000, Mountain West Bank, Coeur D'Alene, Idaho, became a wholly owned subsidiary of the Company. Consistent with the terms of the agreement governing the transaction, shareholders of MWB who became shareholders of the Company are eligible to vote at the 2000 Annual Meeting of Shareholders.

                     Proposal No. 1 - Election of Directors

General

      The Certificate of Incorporation of the Company provides that the Board of Directors will be divided into three classes as nearly equal in number as possible, and that the members of each class will be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The Bylaws provide that there shall be a minimum of seven (7) and a maximum of twelve (12) directors, the exact number to be determined by resolution of the Board. The Bylaws further allow that by resolution, the Board may be increased or decreased within the minimum and maximum limits. The number of directors set by the Board is ten
(10). Consistent with the terms of the agreement governing the merger with MWB, Jon W. Hippler was appointed a director of the Company at the time of consummation of the merger and is up for reelection at the 2000 Annual Meeting.

      At the Annual Meeting, stockholders of the Company will be asked to elect four directors of the Company for a three-year term expiring in 2003 and until their successors are elected and qualified. The four nominees for election as directors who were selected by the Nominating Committee of the Board of Directors are William L. Bouchee, Jon W. Hippler, L. Peter Larson, and Everit A. Sliter, each of whom currently serves as a director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

      If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

Information with Respect to Nominees for Director and Continuing Directors

      The following table sets forth certain information with respect to the nominees for director and for directors whose terms continue, including the number of shares of common stock beneficially held. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as noted below, each holder has sole voting and investment power for all shares shown as beneficially owned by them.

                                                                                      Amount and Nature of
                         Age as of                                                  Beneficial Ownership of
                        January 15,                           Director    Term      Common Stock as of
Name                       2000     Position                  Since       Expires       January 15, 2000 (1)
----                       ----     --------                  -------     -------   ------------------------

NOMINEES FOR DIRECTOR

William L. Bouchee          58      Director,                 1996        2003        175,538 (1.83%) (2)
                                    Director/President/CEO
                                    of FSB

Jon W. Hippler              55      Director,                 2000        2003            700 (0.01%) (3)
                                    Director/President/CEO
                                    of MWB

L. Peter Larson             61      Director                  1985        2003        291,993 (3.06%) (4)
                                    Director of GBE

Everit A. Sliter            61      Director                  1973        2003        166,368 (1.74%) (5)
                                    Director of GB

CONTINUING DIRECTORS

Allen J. Fetscher           54      Director, Chairman of     1996        2001        168,475 (1.76%) (6)
                                    FSB

John S. MacMillan           63      Chairman                  1977        2001        196,626 (2.06%) (7)

F. Charles Mercord          68      Director                  1975        2001        156,040 (1.63%) (8)

Michael J. Blodnick         47      Director, President and   1993        2002        124,435 (1.30%) (9)
                                    CEO

Fred J. Flanders            63      Director, Chairman of VB  1998        2002         20,852 (0.22%) (10)

Harold A. Tutvedt           70      Director                  1983        2002        123,933 (1.30%) (11)

(1) Share amounts have been adjusted to reflect a 10% stock dividend paid May 27, 1999.

(2) Includes 17,938 shares which could be acquired by Mr. Bouchee within 60 days by the exercise of stock options.

(3) Includes 700 shares in an IRA for the benefit of Mr. Hippler. Does not include shares to which Mr. Hippler became a beneficial owner on February 4, 2000, as a result of the MWB transaction, including 8,637 shares held jointly with Mr. Hippler's wife, 2,596 shares in an IRA for the benefit of Mr. Hippler, and 23,429 shares which could be acquired within 60 days by the exercise of options.

(4) Includes 289,993 shares held in a living trust for the benefit of Mr. Larson; and 2,000 shares which could be acquired within 60 days by the exercise of stock options.

(5) Includes 44,019 shares held jointly with Mr. Sliter's wife; 40,511 shares owned by Mr. Sliter's wife; 43,200 shares held in an IRA account for the benefit of Mr. Sliter; 14,151 shares held in an IRA account for the benefit of Mr. Sliter's wife; 5,488 shares held in a simplified employee pension plan; 889 shares held in a savings retirement account; 925 shares held in a family partnership; and 5,993 shares which could be acquired within 60 days by the exercise of stock options.

(6) Includes 40,444 shares owned by Mr. Fetscher's wife; 35,182 considered beneficially held as Trustee for shares held in a trust for the benefit of Mr. Fetscher's minor children; 46,775 held by a family corporation, of which Mr. Fetscher is a principal; and 8,050 shares which could be acquired within 60 days by the exercise of stock options.

(7) Includes 34,801 shares owned jointly with Mr. MacMillan's wife; 37,020 owned by Mr. MacMillan's wife; 2,668 shares held in an IRA account for the benefit of Mr. MacMillan; 4,665 shares held in an IRA account for the benefit of Mr. MacMillan's wife, 471 shares held in a family partnership; and 2,000 shares which could be acquired within 60 days by the exercise of stock options.

(8) Includes 106,120 shares held in an IRA for the benefit of Mr. Mercord; 21,289 shares owned by Mr. Mercord's wife; 5,360 shares held in an IRA account for the benefit of Mr. Mercord's wife; 121 shares held in a family partnership; and 5,993 shares which could be acquired within 60 days by the exercise of stock options.

(9) Includes 41,419 shares held jointly with Mr. Blodnick's wife; 32,670 shares owned by Mr. Blodnick's wife; 1,456 shares which Mr. Blodnick is custodian for his children; 9,191 shares held for Mr. Blodnick's account in the Company's Pension and Profit Sharing Plans; 9,452 shares held in an IRA account for the benefit of Mr. Blodnick's wife; 467 held in a family partnership; and 29,780 shares which could be acquired within 60 days by the exercise of stock options.

(10) Includes 13,794 shares held in an IRA Account for the benefit of Mr. Flanders; and 4,400 shares which could be acquired within 60 days by the exercise of options.

(11) Includes 102,667 shares owned jointly with Mr. Tutvedt's wife, 8,613 shares owned jointly by Mr. Tutvedt's wife and daughter; 3,433 shares held in an IRA account for the benefit of Mr. Tutvedt; 3,227 shares held in an IRA account for the benefit of Mr. Tutvedt's wife; and 5,993 shares which could be acquired within 60 days by the exercise of stock options.

Stockholder Nominations

      Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all nominations by stockholders to be made in compliance with the notice provisions in that section. Written notice of a stockholder nomination for an election to be held at an annual meeting must be given either by personal delivery or by United States mail, postage prepaid to the Secretary of the Company not later than sixty days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any stockholder nominations for director in connection with the upcoming Annual Meeting.

Background of Directors

      Michael J. Blodnick was appointed President and Chief Executive Officer of the Company in July 1998. Prior to that time, he served as the Executive Vice President and Secretary of the Company since 1994 and 1993, respectively. Mr. Blodnick is also the Chief Executive Officer of Glacier Bank, and Executive Vice President of GBE, and serves as a director of Glacier Bank, GBW, FSB,VB, Big Sky and MWB. Mr. Blodnick has been employed by Glacier Bank since 1978.

      William L. Bouchee has served as the President and Chief Executive Officer of FSB since 1991. Mr. Bouchee is also a director of FSB and has served on the Board of Directors of the Company since 1996.

      Allen J. Fetscher was appointed to the Board of Directors of the Company in December 1996. Mr. Fetscher also serves as the Chairman of FSB. Mr. Fetscher is the President of Fetscher's Inc. He is also the Vice President of American Public Land Exchange Co., Inc. and the owner of Associated Agency, a company involved in real estate.

      Fred J. Flanders was appointed to the Board of Directors in August 1998 in connection with the acquisition of HUB. Mr. Flanders is the Chairman of the Board of VB, and served as the President of VB from 1992 to 1998. Mr. Flanders also serves as a director of Big Sky.

      Jon W. Hippler has been the president and CEO of MWB since its formation in 1993. Mr. Hippler became a director of the Company as a result of the Company's acquisition of MWB in February 2000.

      L. Peter Larson has been the President and CEO of American Timber Company since 1978 and also serves as a director of GBE. Mr. Larson is the President and CEO of L. Peter Larson Co. and Glacier Gold Compost, as well as a Partner and CEO of Larson and Sparling Co., and has served as a director of the Company and/or Glacier Bank since 1985.

      John S. MacMillan joined the Bank in 1967 and has been a director of the Company and/or glacier Bank since 1977. Mr. MacMillan held the position of Executive Vice President of Glacier Bank from 1979 to 1989 and President and Chief Operating Officer of Glacier Bank from 1989 to July 1998. In July 1998, Mr. MacMillan retired as President and Chief Executive Officer of Glacier Bank, and retired as a director of FSB and VB on December 31, 1999. Mr. MacMillan continues to serve as the Chairman of the Company, a position he has held since January 1, 1993, as well as Chairman of Glacier Bank, GBW and GBE.

      F. Charles Mercord joined Glacier Bank in 1961. He served as President and Managing Officer of the Bank from 1977 to 1989 and as Chairman and Chief Executive Officer of Glacier Bank from 1989 until 1992. Mr. Mercord also served as Chairman and Chief Executive Officer of the Company from 1990 until 1992, and has been a director of the Company and/or Glacier Bank since 1975.

      Everit A. Sliter has been a partner of Jordahl & Sliter, a certified public accounting firm since 1965 and has served as a director of the Company and/or Glacier Bank since 1973.

      Harold A. Tutvedt is the owner of Harold Tutvedt Farm and has served as a director of the Company and/or Glacier Bank since 1983.

Board Meetings and Committees

      The Board of Directors of the Company met 19 times during the fiscal year. In addition to meetings of the full Board, certain directors attended meetings of Board committees. The Board of Directors has established, among others, an Audit Committee and a Compensation Committee. Each director attended at least 75% of the meetings of the Board and of the committees on which he served. The following table shows the membership of the Audit and Compensation Committees during the fiscal year.

Committee Membership

      ------------------------------------------------------------------

                     Name              Audit            Compensation

      ------------------------------------------------------------------
      Allen J. Fetscher                 |X|                  |X|
      ------------------------------------------------------------------
      L. Peter Larson                   |X|                  |X|
      ------------------------------------------------------------------
      John S. MacMillan                 |X|                  |X|
      ------------------------------------------------------------------
      F. Charles Mercord                |X|                  |X|
      ------------------------------------------------------------------
      Everit A. Sliter                  |X|*                 |X|
      ------------------------------------------------------------------
      Harold A. Tutvedt                 |X|                  |X|*
      ------------------------------------------------------------------

*     Chairman

      Audit Committee. The main function of the Audit Committee includes reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board. The Audit Committee also reviews procedures with respect to the Company's records and its business practices, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. The Audit Committee held 11 meetings during the year.

      Compensation Committee. The Compensation Committee met once in 1999. The responsibilities of the Compensation Committee include reviewing management compensation investigating new and different forms of compensation, and making recommendations on compensation to the full Board of Directors.

      The Board of Directors of the Company acts as the Nominating Committee for selecting nominees for election of directors. The Nominating Committee met once during 1999.

Compensation of Directors

      Board Fees. The Company has established a program through which non-employee directors receive annual retainers as members of the Board. Each director earns $1,350 per month for services as a member of the Board of Directors of the Company, except that Messrs. Sliter and Larson were paid $2,246 and $1,526 per month, respectively, for additional services performed. Mr. MacMillan, as Chairman of the Board earned $2,700 per month. Directors who are employed by the Company or one of its subsidiaries receive no additional compensation for their services as members of the Board.

      A similar program for directors of the Subsidiaries has been established which is commensurate with the size of the institution and the procedures of its peer and affiliate banks.

      Directors' Stock Option Plan. In 1994, the Board of Directors and Shareholders of the Company adopted the 1994 Directors' Stock Option Plan ("DSOP") for outside directors. Under the DSOP, 50,000 shares of Common Stock were reserved for issuance upon the exercise of nonqualified stock options granted to non-employee directors of the Company and each of the Subsidiaries, subject to appropriate adjustment for any future stock split, stock dividends, or other changes in the capitalization of the Company. Under the DSOP, directors of the Company and its Subsidiaries were each initially granted options to purchase shares of Common Stock at a per share price equal to the fair market value of a share of such stock on the date of grant as follows: 7,000 shares to directors of the Company; 1,500 shares to directors of GBW and GBE; and 1,000 shares to directors of FSB. Each option granted under the DSOP expires upon the earlier of five years following the date of grant or three years following the date the optionee ceases to be a director, except in the event of death, in which case the period is one year from the date of death. At the 1999 Annual Meeting, the shareholders approved amendments to the DSOP, increasing the number of shares available to the DSOP by 100,000, to an aggregate of 190,750 shares, and extending the term of the DSOP to 15 years. In 1999, options to purchase 2,000 shares of the Company's Common Stock at $23.19 per share were granted to each non-employee director, and 35,126 shares were issued pursuant to the exercise of options. In addition, in 1999 an option to purchase 3,824 shares of the Company's Common Stock at $13.33 per share was granted to Mr. Fetscher to make up for options Mr. Fetscher would have otherwise received in 1997 if the DSOP had had available shares at that time.

      Hippler Employment Agreement. Effective February 4, 2000, the Company and MWB entered into a three-year employment agreement with Jon W. Hippler, as President of MWB, that provides for severance benefits payable to Mr. Hippler if he should be improperly terminated or voluntarily terminates his employment for good reason following a change in control. In the event of termination after a change in control, as defined in the agreement, Mr. Hippler would be entitled to receive an amount equal to one year's annual compensation, plus benefits. In addition, upon termination with MWB, Mr. Hippler is prohibited from competing with the Company or MWB for a period of two years from termination (up to three years from the effective date of the acquisition of MWB).

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Executive Officers who are not Directors

      The following table sets forth information with respect to the executive officers who are not directors or nominees for director of the Company, and executive officers and directors as a group. All executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                                                            Amount and Nature of
                                                            Beneficial Ownership
                                                           of Common Stock as of
Name and Age             Position                             January 15, 2000*
------------             --------                          ---------------------

James H. Strosahl, 58    Executive Vice President, Chief           41,984 (1)
                         Financial Officer, Secretary and           0.44%
                         Treasurer of the Company; Senior
                         Vice President and Chief Financial
                         Officer of Glacier Bank; employed
                         since 1993

Executive officers and                                           1,466,944 (3)
directors as a group                                                15.21%
(11 individuals)

---------------------

* Share amounts have been adjusted to reflect a 10% stock dividend paid May 27, 1999.

(1) Includes 15,098 shares held jointly with Mr. Strosahl's wife with whom voting and dispositive power is shared; 10,934 shares held in an IRA account; and 15,952 shares which could be acquired within 60 days by the exercise of stock options

(2) Includes 93,699 shares held by executive officers and directors as a group, which could be acquired within 60 days by the exercise of stock options.

Beneficial Owners

      The following table includes information concerning the only persons or entities, including any "group" as that term is used in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date.

                                    Amount and Nature
Name and Address of                   of Beneficial
Beneficial Owner                       Ownership (1)          Percent of Class
-------------------                 ------------------        ----------------

T. Rowe Price Associates, Inc.          949,317 (2)                  9.9%
100 E. Pratt Street
Baltimore, Maryland  21202

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

(2) Based on an amended Schedule 13G filed under the Exchange Act. These securities are owned by various individual and institutional investors including the T. Rowe Price Small Cap Fund, Inc., (which owns 472,900 shares, representing 4.9% of the outstanding shares), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the

      Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

                             EXECUTIVE COMPENSATION

      The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for the year ended December 31, 1999 for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the four most highly compensated executive officers of the Company whose total compensation during the last fiscal year exceeded $100,000.

                           Summary Compensation Table

========================================================================================================
                                        Annual Compensation        Long Term Compensation
                                 --------------------------------  ----------------------
                                                                      Awards     Payouts
                                                                   ------------ ---------
                                                                   Securities
Name and                                             Other Annual  Underlying     LTIP       All Other
Principal Position         Year   Salary     Bonus   Compensation    Options     Payouts   Compensation
                                   (1)        (2)         (3)           (4)                   (5)(6)
--------------------------------------------------------------------------------------------------------
Michael J. Blodnick        1999  $168,040   $40,000       0           6,601         0        $24,352
  President and Chief      1998   171,346    50,000       0           6,985         0         36,244
  Executive Officer        1997   164,423    50,000       0           9,323         0         41,707
--------------------------------------------------------------------------------------------------------
William L. Bouchee         1999  $132,020   $22,831       0           6,601         0        $23,730
  President, First         1998   132,378    21,437       0           6,985         0         24,153
  Security Bank            1997   106,692    18,739       0           9,323         0         19,211
--------------------------------------------------------------------------------------------------------
James H. Strosahl          1999  $108,000   $30,000       0           6,601         0        $20,929
  Executive Vice           1998    84,248    30,000       0           4,656         0         17,878
  President, Chief         1997    76,729    28,000       0           6,216         0         16,825
  Financial Officer,
  Treasurer and Secretary
========================================================================================================

---------------

(1) Includes ($7,480) and ($4,677) deferred (and earnings or losses on amounts previously deferred) by Messrs. Blodnick and Strosahl, respectively, pursuant to the Company's Deferred Compensation Plan.

(2) Includes $8,000 and $7,500 deferred by Messrs. Blodnick and Strosahl, respectively.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Company-owned automobiles and the payment of certain club dues. In the opinion of management of the Company the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 1999 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4) Includes awards granted pursuant to the Company's Incentive Stock Option Plans. Amounts have been adjusted to reflect a 10% stock dividend paid May 27, 1999.

(5) Includes amounts allocated or paid by the Company during the year ended December 31, 1999 on behalf of Messrs. Blodnick, Bouchee, and Strosahl pursuant to the Company's noncontributory defined contribution "Money Purchase" Pension Plan, 401(k) Profit Sharing and SERP in the amounts of $23,308, $22,831, and $19,435, respectively.

(6) Includes life insurance premiums paid by the Company during the year ended December 31, 1999 on behalf of Messrs. Blodnick, Bouchee, and Strosahl in the amounts of $1,044, $899, and $1,494, respectively.

Option Grants in Last Fiscal Year

      The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans awarded to the named executive officers during the year ended December 31, 1999.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

=======================================================================================================
                                                                           Potential Realizable Value
                                                                             at Assumed Annual Rates
                                                                           of Stock Price Appreciation
                             Individual Grants                                 for Option Term(1)
-------------------------------------------------------------------------------------------------------
                       Number of
                      Securities     % of Total
                      Underlying      Options
                        Options       Granted      Exercise  Expiration
        Name          Granted (2)   to Employees   Price(3)     Date           5%            10%
-------------------------------------------------------------------------------------------------------
Michael J. Blodnick      6,601          4.1%        $20.68     1-27-04      $ 85,946     $ 217,042
-------------------------------------------------------------------------------------------------------
William L. Bouchee       6,601          4.1%        $20.68     1-27-04        85,946       217,042
-------------------------------------------------------------------------------------------------------
James H. Strosahl        6,601          4.1%        $20.68     1-27-04        85,946       217,042
=======================================================================================================

---------------

(1) The potential realizable value portion is based on the assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the five-year option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price performance.

(2) The options were granted on January 27, 1999 and vest over two years from the date of grant. The Company's stock option plan is administered by a Committee of the Board of Directors, which determines to whom options are granted, as well as the number of shares and the exercise price. Options are granted at the fair market value and are exercisable for a period up to five years. Options may be exercised for a period of 90 days following termination of employment and for one year following death or disability, or upon the original expiration date, whichever is earlier. The share amounts have been adjusted to reflect a 10% stock dividend paid on May 27, 1999.

(3) The exercise price was based on the market price of the Common Stock on the date of grant.

Aggregated Option Exercises in Last Fiscal Year

      The following table sets forth certain information concerning exercises of stock options pursuant to the Company's stock option plans by the named executive officers during the year ended December 31, 1999 and stock options held at year end.

=======================================================================================================
                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND YEAR END OPTION VALUES

=======================================================================================================
                                                       Number of                      Value of
                                                      Unexercised             Unexercised In-the-Money
                        Shares                   Options at Year End(1)              Options at
                     Acquired on     Value                                           Year End(2)
        Name         Exercise(1)   Realized
                                              ---------------------------------------------------------
                                              Exercisable  Unexercisable  Exercisable  Unexercisable
-------------------------------------------------------------------------------------------------------
Michael J. Blodnick       0           $ 0        22,097       16,934       $ 98,410         $0
-------------------------------------------------------------------------------------------------------
William L. Bouchee        0           $ 0        10,255       14,284       $ 27,871         $0
-------------------------------------------------------------------------------------------------------
James H. Strosahl         0           $ 0        10,831       11,722       $ 42,329         $0
=======================================================================================================

(1) The share amounts have been adjusted to reflect a 10% stock dividend paid May 27, 1999.

(2) The average of the high and low sales prices of a share of Common Stock as reported on the NASDAQ National Market System on December 31, 1999 was $15.94. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock options.

Employment Agreements

      Blodnick Employment Agreement. On August 31, 1996, the Company and Glacier Bank, following approval of the Board of Directors, entered into an employment agreement ("Agreement") with Mr. Blodnick. The Agreement terminates annually on August 31st (the anniversary date) and is renewable on an annual basis on the anniversary date, and each anniversary date thereafter, upon recommendation of the Board of Directors, unless certain advance notice is given, or upon a change in control (as defined), in which case the Agreement is automatically extended for an additional year. Under the Agreement, Mr. Blodnick is entitled to receive a minimum annual base salary, which may be adjusted, as appropriate, by the Compensation Committee. The Agreement provides that, subsequent to a change in control, if Mr. Blodnick is discharged otherwise than for cause (as defined) or resigns for good reason, e.g., a significant diminution of responsibility or adverse change in working conditions, then he is entitled to his full compensation for three years. In addition, the Agreement restricts Mr. Blodnick from competing with the Company or its Subsidiaries during the term of the Agreement.

      Severance Agreements. The Company and Glacier Bank entered into a severance agreement with Mr. Strosahl. This agreement is for an initial one year term, which is extended each year for an additional year upon the review and approval of the Boards of Directors of the Company and Glacier Bank, and provides for severance benefits payable to Mr. Strosahl if he is improperly terminated or voluntarily terminates his employment for good reason following a change in control of the Company. Mr. Strosahl is entitled to receive an annual salary, which may be adjusted, as appropriate, by the Compensation Committee. In the event of termination after a change in control, as defined in the agreement, Mr. Strosahl would be entitled to receive two times his annual compensation payable over 24 months.

      Bouchee Employment Agreement. On August 9, 1996, FSB entered into a three-year employment agreement with Mr. Bouchee that provides for severance benefits payable to Mr. Bouchee if he should be improperly terminated or voluntarily terminates his employment for good reason following a change in control. Mr. Bouchee is entitled to receive an annual salary, which may be adjusted, as appropriate, by the Compensation Committee. In the event of termination after a change in control, as defined in the agreement, Mr. Bouchee would be entitled to receive an amount equal to one year's annual compensation, payable in one lump sum, as well as insurance benefits and pension and 401(k) contributions for a year following termination.

Deferred Compensation Plan

      In December, 1995, the Board of Directors adopted a Deferred Compensation Plan ("DCP") for directors and certain officers and key employees, as designated by resolution of the Board of Directors. The DCP generally provides for the deferral of certain taxable income earned by participants in the DCP. Non-employee directors may elect to have any portion of his or her director's fees deferred. Designated officers or key employees may elect to defer annually under the DCP up to 25% of his or her salary to be earned in the calendar year, and up to 100% of any cash bonuses.

Supplemental Executive Retirement Plan

      In December, 1995, the Board of Directors adopted a nonqualified and nonfunded Supplemental Executive Retirement Plan ("SERP") for senior executive officers. The SERP is intended to supplement payments due to participants upon retirement under the Company's other qualified plans. The SERP generally provides that the Company will credit qualified participants' account on an annual basis, an amount equal to employer contributions that would have otherwise been allocated to the executive's accounts under the tax-qualified plans were it not for limitations imposed by the Internal Revenue Service, or participation in the deferred compensation plan. Messrs. Blodnick, Bouchee and Strosahl are all participants in the SERP. Messrs. Blodnick, Bouchee and Strosahl received an allocation under the plan in the amounts of $12,035, $632 and $1,148, respectively, for the fiscal year 1999.

1989 Incentive Stock Option Plan

      In 1989, the Company adopted and the shareholders approved the 1989 Incentive Stock Option Plan (the "1989 Plan") which authorized the grant and issuance of 316,151 shares of Common Stock (as adjusted for subsequent stock splits and dividends) to key employees of the Company. At December 31, 1999, all options to purchase shares under the 1989 Plan have been granted and no shares remain available for future grants. The 1989 Plan was supplemented by the 1995 Employee Stock Option Plan as described below.

1995 Employee Stock Option Plan

      At the 1995 Annual Meeting, the shareholders adopted the 1995 Employee Stock Option Plan (the "1995 Plan"). The 1995 Plan is administered by the Board of Directors (or a Committee appointed by the Board). It allows stock options to be granted to key employees of the Company in any combination up to an aggregate of 507,779 shares of Company Common Stock, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of the Company. The 1995 Plan provides for the issuance of options which qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options.

      At the 1999 Annual Meeting, the shareholders approved amendments to the 1995 Plan, increasing the number of shares available under the 1995 Plan by 600,000, to an aggregate of 1,107,779 shares and allowing for the cashless exercise of stock options. As of December 31, 1999, options to purchase an aggregate of 516,065 shares have been granted and 591,714 remain available for further grant.

Report of the Compensation Committee

      The Compensation Committee of the Board of Directors of the Company is composed of Committee Chairperson Harold Tutvedt, Allen J. Fetscher, L. Peter Larson, John S. MacMillan, F. Charles Mercord and Everit A. Sliter.

      The Company, acting through the Committee, believes compensation of its Executives and other key personnel should reflect and support the goals and strategies of the Company.

      The Committee's objectives in determining executive compensation are to attract, reward and retain key executive officers; and to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing stockholder value. To further these objectives, the Committee has adopted the following policies:

      o The Company will compensate competitively with the practices of peer groups, and like performing financial companies;

      o Performance at the corporate, subsidiary and individual executive officer level will determine a significant portion of compensation; with due regard to financial performance relative to peer groups;

      o The attainment of realizable but challenging objectives will determine performance-based compensation; and

      o The Company will encourage executive officers to hold substantial, long-term equity stakes in the Company so that the interest of executive officers will coincide with the interest of stockholders - accordingly stock options will constitute a significant portion of compensation.

      Elements of the Company's compensation of executive officers are: (1) Base salary and bonuses, (2) Incentive compensation in the form of stock options granted under the Company's 1995 Employee Stock Option Plan (as amended), (3) Salary Deferral Plan, and (4) Other compensation and employee benefits generally available to all employees of the Company, such as health, life and long term disability insurance and employee contributions under the Company's 401(k) and pension plans.

      The Committee believes the Company's goals are best supported by attracting and retaining well-qualified executive officers and other personnel through competitive compensation arrangements, with emphasis on rewards for outstanding contributions to the Company's success, with a special emphasis on aligning the interests of executive officers and other personnel with those of the Company's shareholders.

                        Executive Compensation Committee

       Harold Tutvedt (Chairperson) o Allen J. Fetscher o L. Peter Larson
            John S. MacMillan o F. Charles Mercord o Everit A. Sliter

                                PERFORMANCE GRAPH

      The following graphs compare the yearly cumulative total return of the Common Stock over both a five-year and ten-year measurement period with (i) the yearly cumulative total return on the stocks included in the Standard & Poor's ("S&P") 500 Composite Index and (ii) the SNL Bank Index comprised of banks between $500M-$1B. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

   --------------------------------------------------------------------------
                     Glacier Bancorp Stock Price Performance
                             Five - Year Performance
   --------------------------------------------------------------------------

                                                           Period Ending
                           -----------------------------------------------------------
Index                      12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
--------------------------------------------------------------------------------------
Glacier Bancorp, Inc.        $100    $139.22   $190.76   $299.61   $296.59   $247.01
S&P 500                      $100    $137.58   $169.03   $225.44   $289.79   $350.78

SNL $500M-$1B Bank Index     $100    $132.76   $165.97   $269.80   $265.28   $245.56

   --------------------------------------------------------------------------
                     Glacier Bancorp Stock Price Performance
                             Ten - Year Performance
   --------------------------------------------------------------------------

                                                             Period Ending
           ----------------------------------------------------------------------------------------------------------------
  Index      12/31/89   12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
---------------------------------------------------------------------------------------------------------------------------
Glacier
Bancorp, Inc.    $100     $90.46   $158.34   $279.36   $336.27   $301.85   $420.22   $575.81   $904.38   $895.25   $745.60
S&P 500          $100     $96.90   $126.42   $136.05   $149.76   $151.74   $208.76   $256.48   $342.07   $439.72   $532.26
SNL $500-$1B     $100     $72.24   $ 85.79   $121.80   $152.80   $163.13   $216.58   $270.75   $440.12   $432.75   $400.59
Bank Index

                          TRANSACTIONS WITH MANAGEMENT

Certain Transactions

      Jordahl & Sliter, a certified public accounting firm in which Everit A. Sliter is a partner, performs tax services for the Company in the ordinary course of business. The Company believes that these services have been provided on terms which are no less favorable than which could have been obtained in dealings with non-affiliates and that any future transactions will be conducted on such basis.

Employee Loan Program

      Federal regulations require that all loans or extensions of credit to executive officers and directors of the Company and the Subsidiaries must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other nonaffiliated persons and must not involve more than the normal risk of repayment or present other unfavorable features. The regulations authorize that a bank may make extensions of credit pursuant to a benefit or compensation program that (i) is available to all employees of the bank or its affiliates; and (ii) does not give preference to any insider over other employees of the bank or its affiliates. The regulations govern the amount of credit that a bank may extend to an insider, and, in those instances where the loan exceeds the allowed limit, requires that (i) the loan be approved by a majority of the board of directors; and (ii) the insider abstain from participating directly or indirectly in the voting.

      The Company has adopted an Employee Loan Program, providing that loans be made to executive officers and directors and all other employees of the Company and its Subsidiaries on equal terms. Set forth below is certain information as of December 31, 1999 relating to loans which, in the aggregate, exceed $60,000 and which were made on preferential terms, as explained above, to executive officers and directors of the Company. All loans are secured by real estate, except as noted. The table does not include loans which have been made on the same terms, including interest rates and collateral, as those made to non-affiliated parties and which in the opinion of management do not involve more than the normal risk of repayment or present other unfavorable features.

                                           Largest Aggregate
                           Nature of         Amount during                         Interest    Note Rate at
                          Transaction      January 1, 1999 to      Balance at       Rate to    December 31,
        Name            and Indebtedness   December 31, 1999   December 31, 1999  Employee(1)      1999(2)
        ----            ----------------   -----------------   -----------------  -----------  ------------

John S. MacMillan      First Mortgage on         99,446              98,493          5.31%         7.11%
Chairman               primary residence
                       Home Equity Line          18,617                   0          9.00%        10.00%
                       (2nd)

F. Charles Mercord,    First Mortgage on        140,623             133,380          5.31%         7.46%
Director               primary residence
                       Home Equity Line          58,395              54,984          8.50%         9.50%
                       (2nd)

Everit A. Sliter,      First Mortgage on         81,039              75,230          5.25%         7.78%
Director                primary residence
                       Home Equity Line          58,279                   0          9.00%        10.00%
                       (2nd)

                                           Largest Aggregate
                           Nature of         Amount during                         Interest    Note Rate at
                          Transaction      January 1, 1999 to      Balance at       Rate to    December 31,
        Name            and Indebtedness   December 31, 1999   December 31, 1999  Employee(1)     1999(2)
        ----            ----------------   -----------------   -----------------  -----------  ------------
James H. Strosahl,     First Mortgage on        159,972             151,289          5.31%         7.46%
Executive Vice         primary residence
President, CFO,        Home Equity Line          26,025              12,203          9.00%        10.00%
Treasurer and          (2nd)
Secretary

(1) This reflects borrowing to finance home improvements or to purchase homes and is 1% above Glacier Bank's cost of money. For Home Equity Line, the rate charged is 1% less than the rate charged to non-employees.
(2) This will become the applicable interest rate if the officer or director's employment with the Company is resigned or otherwise terminated.

         Proposal No. 2 - Amendment to the Certificate of Incorporation

      It is proposed that the Company's Certificate of Incorporation be amended to increase the number of shares of common stock that the Company is authorized to issue from 15 million shares to 50 million shares, thereby increasing the total number of authorized shares (common and preferred) to 51 million shares.

      Article 4 of the Company's Certificate of Incorporation currently provides that the Company is authorized to issue 15 million shares of its $0.01 par value common stock, and 1 million shares of its $0.01 par value serial preferred stock. On the record date, 10,397,541 shares of Common Stock, and no shares of preferred stock were issued and outstanding.

      As a result of recent acquisitions, stock splits, and the Company's various stock plans, the authorized shares available for issuance are nearly exhausted.

      The Board believes it to be in the best interests of the Company that additional shares of common stock be authorized to enable the Company to satisfy ongoing corporate requirements and to take advantage of opportunities that may be presented in the future. In particular, the additional common stock may be issued in connection with future stock splits, stock dividends, and the Company's acquisition of businesses, assets, securities or other property. The Board expects that opportunities will continue to arise for the Company to expand both its markets and its services through further acquisitions, some of which may involve the use of stock. The authorization of additional common stock will allow the Company to respond promptly and effectively to such opportunities as they arise. Furthermore, such stock could be issued for cash to provide capital for the continued growth of the Company's existing corporate family. If authorization of such additional approval were deferred until a specific need arose, the time and expense required to obtain necessary shareholder approval could prevent the Company from taking advantage of favorable business or financing opportunities. Finally, sufficient common stock must remain available for issuance under the Company's various stock option plans.

      If the proposed amendment were adopted, the Board would be empowered, under General Corporation Law of the State of Delaware, to issue the additional authorized shares of common stock for the purposes described above, or any other business purposes the board may deem appropriate, without further shareholder approval. The issuance of additional common stock could result in dilution of the percentage of equity ownership of the Company's existing shareholders and, in certain circumstances, may also result in a dilution of earnings per share of existing common stock.

      Moreover, the authorization of additional common stock might be reviewed as having the effect of discouraging takeover attempts. The Board is not aware of any proposed or pending attempts to change control of the Company and intends that the additional common stock will be used for business purposes such as stock splits, stock dividends, acquisitions, and financing rather than to resist takeover attempts. The Company's Certificate of Incorporation already includes other provisions, which are intended to discourage uninvited takeover attempts that may be disruptive to the Company's business or unfair to shareholders. These provisions (1) impose limitations on changes in the composition of the Company's Board; (2) require the Board to consider certain nonmonetary factors in evaluating any takeover offer; and (3) require that certain transactions be approved by a vote of at least 80% of the shares then outstanding and entitled to vote. Nevertheless, blocks of common stock (or a combination of common or preferred shares) could potentially be issued to parties sympathetic to management and opposed to any attempt to change control of the Company. This might discourage or make more difficult attempts to gain control of the Company through transactions such as tender offers or proxy contests, even if such transactions were viewed by some shareholders as potentially favorable.

      In order for the above amendments to be adopted, the proposal must be approved by shareholders owning at least a majority of the outstanding shares of the Company's Common Stock. If adopted, the amendment will be effective upon filing the Certificate of Amendment with the Delaware Secretary of State. A copy of the full text of the Amendment is attached to this Proxy Statement as Exhibit A.

      The Board of Directors unanimously recommends a vote "FOR" the proposed amendment.

                COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

      Section 16(a) of 1934 Act, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the SEC with respect to beneficial ownership of the Company's securities. The Company has adopted procedures to assist its directors and executive officers in complying with the Section 16(a) filings.

      Based solely upon The Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1999, or written representations from certain reporting persons, the Company believes that all reporting persons made all filings required by Section 16(a) on a timely basis.

                                    AUDITORS

      KPMG LLP, independent auditors, performed the audit of the consolidated financial statements for the Company and its Subsidiaries for the year ended December 31, 1999. Representatives of KPMG LLP will be present at the Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

                                  OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 2001 annual shareholder's meeting must be received by the Secretary of the Company before December 1, 2000, for inclusion in the 2001 Proxy Statement and form of proxy. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting Of Stockholders. In addition, if the Company receives notice of a shareholder proposal after February 14, 2001, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

                                 ANNUAL REPORTS

      Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999 ("Annual Report"). The Annual Report is not a part of the proxy solicitation materials for the Annual Meeting.

      Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the Exchange Act for the year ended December 31, 1999. Upon written request and a payment of a copying charge of 10 cents per page, the Company will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, Attention: Corporate Secretary. The Annual Report on Form 10-K is not a part of the proxy solicitation materials for the Annual Meeting.

March 31, 2000                              BY ORDER OF THE BOARD OF DIRECTORS


                                            James H. Strosahl, Secretary

                                    Exhibit A

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                                       OF
                              GLACIER BANCORP, INC.

      Article 4 of the Certificate of Incorporation of Glacier Bancorp, Inc. shall be amended as follows:

            Article 4. Capital Stock. The total number of shares of capital stock which the Corporation has authority to issue is 51,000,000, of which 1,000,000 shall be serial preferred stock, $0.01 par value per share (hereinafter the "Preferred Stock"), and 50,000,000 shall be common stock, par value $0.01 per share (hereinafter the "Common Stock").

      The Board of Directors is hereby expressly authorized, by resolution or resolutions to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

            (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

            (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

            (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

            (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

            (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

            (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

            (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

            (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

            (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

            (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

      The powers, preferences and relative, participating, optional and other special rights, of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.

                              GLACIER BANCORP, INC.
                                      PROXY

                       PLEASE SIGN AND RETURN IMMEDIATELY

           This Proxy Is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints John S. MacMillan and Michael J. Blodnick and each of them (with full power to act alone), my Proxies, with full power of substitution as Proxy, and hereby authorize Messrs. MacMillan and Blodnick to represent and to vote, as designated below, all the shares of common stock of Glacier Bancorp, Inc., held of record by the undersigned on March 7, 2000, at the Annual Meeting of Shareholders to be held on April 26, 2000, or any adjournment of such Meeting.

1.    ELECTION OF DIRECTORS

      A. I vote FOR all nominees listed below (except as marked to the contrary below) |_|

            I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below:

    William L. Bouchee o Jon W. Hippler o L. Peter Larson o Everit A. Sliter

      B.    I WITHHOLD AUTHORITY to vote for all nominees listed above. |_|

2. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION. To consider and vote on an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 15 million to 50 million.

                FOR     |_|      AGAINST  |_|      ABSTAIN  |_|

3. WHATEVER OTHER BUSINESS may properly be brought before the Meeting or any adjournment thereof.

      THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSALS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

      Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

      The Board of Directors recommends a vote "FOR" the listed proposals.

                           , 2000                                        , 2000
---------------------------                    --------------------------


---------------------------------              --------------------------------
Signature of Shareholder                       Signature of Shareholder

---------------------------------              --------------------------------
Print Name                                     Print Name

                           ALL JOINT OWNERS MUST SIGN.

 WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
          GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.